UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2016

SIBLING GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

TEXAS	000-28311	76-0270334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7380 W. Sand Lake Road Suite 500 Orlando, Florida 32819
(Address of principal executive offices)

(407) 734-1531

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01.

Changes in Registrant’s Certifying Accountant

On February 12, 2016 Sibling Group Holdings, Inc. (the “Company”) retained RBSM LLP (“RBSM”) as its independent registered public accounting firm responsible for auditing its financial statements to replace Liggett & Webb P.A. (“LW”) who was dismissed as the Company’s independent registered public accounting firm.

LW’s reports on the Company’s financial statements as of and for the two years ended June 30, 2015 and 2014, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that each report did contain an explanatory paragraph related to the Company’s ability to continue as a going concern.

The decision to dismiss LW and the selection of RBSM was unanimously approved by the Company’s board of directors.

During the years ended June 30, 2015 and 2014, and in the subsequent interim period through February 12, 2016 (the date of dismissal of LW), there were no disagreements with LW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LW, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years.

With the exception of material weaknesses related to the Company’s internal control over financial reporting, there were no events otherwise reportable under Item 304(a)(1)(v) of Regulation S-K during the year ended June 30, 2015 and in the subsequent interim period through February 12, 2016.

During the Company’s two most recent years and in the subsequent interim period through February 12, 2016, the Company did not consult with RBSM regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or with any of the matters outlined in Item 304(a)(2)(ii) of Regulation S-K.

The Company provided LW with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”), and requested LW furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company above, and if not, stating the respects in which it does not agree. A copy of LW’s letter dated February 16, 2016, is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description
16.1	Letter from Liggett & Webb P.A.to the Securities and Exchange Commission, dated February 16, 2016.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sibling Group Holdings, Inc.

Date: February 18, 2016	By:	/s/ Angelle Judice
Angelle Judice, Chief Financial Officer